Exhibit 99.1
Bank of America Specialty Pharmaceuticals Conference August 10, 2006

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams' ability to in-license or acquire new products and brands; Adams' ability to successfully extend the long-acting guaifenesin platform to new market segments; the successful commercialization of Delsym, Humibid, Children's Mucinex, and future products; leverage of the Mucinex brand name; Adams' ability to achieve projected net factory sales, product gross margins and pretax margins with little incremental cost incurred; Adams' ability to increase manufacturing efficiency and production capacity and reduce costs; Adams' ability to decrease reliance on outside suppliers and other risk factors set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Adams' Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended March 31, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Overview Adams' Strategy Current Product Portfolio Near-Term Product Introductions Repurchase of Ft. Worth Manufacturing Operations

Adams' Strategy Build internal pipeline by extending long-acting guaifenesin platform to other OTC & Rx respiratory segments Aggressively in-license/acquire new respiratory products Three - pronged strategy Drive Mucinex(r) brand awareness & market share through professionals and consumers

Adams' Performance Against The Strategy

1

Mucinex® Awareness & Market Share Growth:

- Achieved 68% consumer awareness in just two years [1]
- Achieved 97% [2] physician awareness with 64% [1] of users saying they got recommendation for Mucinex® from a healthcare professional
- Became # 2 brand in the CCAS category with 9% exit share for '05/'06 season [3,4]

2

Building Internal Guaifenesin Pipeline:

- Mucinex® line extensions: DM launched in 2004; D launched in 2005; Children's products launched in 2006
- Max.-strength products: Humibid® SE launched in 2006; D & DM to launch 2006E
- Development pipeline: 3 significant projects in development

3

In-License/Acquire New Respiratory Products:

- In-licensed erdosteine from Edmond Pharma in 2005
- In-licensed proprietary Mini-Melt™ technology from Losan in 2006
- Acquired Delsym® from UCB in June 2006
- In-licensed Pennkinetic® technology from UCB June 2006

(1) Source: Internal research – Continuous Consumer Ad Tracking Study 2005 – 2006

(2) Source: Internal research - June 2006 Physician Tracking Study

(3) Source: Information Resources, Inc. (IRI) weekly consumption data thru 3/19/06 (dollar sales) in c/c/a/s category

(4) Source: IRI 52 weeks ending 2/19/06, all SKUs in drug outlets

$156.0 MM $53.8 MM $14.4 MM Launched 10/05 $1.2 MM Launched 3/06 Net Sales (TTM 3/31/06) $225.4 MM Current Product Portfolio Core technology: extended release guaifenesin Helps to thin phlegm (mucus) and bronchial secretions Useful when treating congestion in both the upper and lower respiratory tracts

Fiscal 2006 Operating Highlights Nearly doubled market share and awareness of Mucinex(r) (1, 2) Unprecedented demand - consumption up 50%(3) Portfolio tripled from 2 to 6 items Manufacturing capacity more than doubled Infrastructure expansion Source: Source: IRI 52 weeks ending 2/19/06, all SKUs in drug outlets Source: Information Resources, Inc. (IRI) weekly consumption data thru 3/19/06 (dollar sales) in c/c/a/s category Source: IRI consumption data for FY 2006 vs. 2005 - tablet count equivalents

Near-Term Product Rollouts

OTC Pediatric Cough/Cold/Allergy/Sinus Market Annual segment retail volume is estimated at $324MM(1) 12% of the total CCAS market Most major brands compete in the OTC pediatric segment (1) Source: IRI data 52 weeks ending March 19, 2006 (F/D/Mx)

OTC Pediatric Cough/Cold/Allergy/Sinus Market Current marketed CCAS products utilize OTC monograph ingredients/claims Mostly "me-too" products Compliance is a key driver for trial and usage Major issue for parents and physicians After safety and efficacy - most important differentiator for physicians Taste + Form = Compliance

Mucinex(r) for Children Market Positioning Leverage Mucinex(r) name + "mucus out" positioning + innovative form + professional detailing & sampling = unique growth opportunity (no cannibalization) Now...two entry points into the Mucinex(r) franchise Adults Children Women make the treatment decisions for household Treat the whole family with Mucinex(r) brand Mucinex(r) for Children will launch with almost perfect distribution 87 out of 88 top retailers to take all 4 SKUs

Mucinex(r) for Children Category is currently liquids "biased" Likeability with kids, moms, and MDs* Mini-Melts(tm): innovative, unique, differentiated form Individual Mini-Melts(tm) packets help assure accurate dosing *Source: Company sponsored research Launched Summer 2006

Consumer Advertising Support $15 MM dedicated television and print advertising begins October 2006 TV and Print targeted to mothers with young children Media target is younger than base Mucinex(r) target (mothers 18-49) - reaching new consumers Print spend will include parenting magazines

Multiple high value coupon drops Cross promote entire franchise

Mucinex(r) for Children Great-tasting* Precise dosing Offers base-brand end benefit: "Mucinex in...Mucus Out!"(tm) Source: Company sponsored research.

Adams Acquires Delsym(r)

Delsym(r) Acquisition Terms One-time, upfront payment of $122 million on June 12, 2006 Purchase of finished goods inventory Modest royalty for 5 years (based on net factory sales) Standard manufacturing supply agreement with UCB based on a "cost-plus" structure Separate license agreement for the UCB Pennkinetic(r) technology

Delsym(r) is the only FDA-approved OTC 12-hour liquid cough suppressant Delsym(r) is the subject of an NDA Delsym(r) is the No. 2 brand in the $300 MM OTC cough syrup segment* Delsym(r) has 13% dollar market share* *Source: IRI data for the 52 weeks ended 4/16/06 in the cough syrup segment (F/D/Mx) Strategic Rationale for Delsym(r) Acquisition

Strategic Rationale for Delsym(r) Acquisition Increases Adams' critical mass within the respiratory space and provides a strategic foothold in the OTC cough syrup segment Adams gains additional proprietary drug delivery technology Leverages Adams' core competency: synergistic approach to consumer and professional marketing to drive further market penetration

Delsym(r) Background Only 12-hour OTC cough liquid U.S. launch: December 1982 Unique Pennkinetic(r) technology 12-hour duration of action Superior taste masking Alcohol free Formulation patent (2017) Listed in FDA Orange Book 4 SKU's: 2 Adult/2 Children

Delsym(r) Market Performance Significant sales gains over prior year $38.4MM retail sales* (1) No. 2 brand in the cough syrup segment (1) 13% dollar market share (1) Brand awareness: Consumer awareness is low, currently at 3% (2) Loyal user base Pharmacist recommendations solid (52%) (3) despite minimal promotion Substantial opportunity to grow Delsym(r) through advertising Source: IRI data for the 52 weeks ended 4/16/06 in the cough syrup segment (F/D/Mx) Source: Adams internal tracking study Pharmacy Today 2/1/06

Delsym(r) Works Works at the source of the cough for 12 hours Raises the threshold of coughing by acting on the cough reflex The longest-lasting liquid cough remedy available without a prescription Optimal dosing Contains the equivalent of 30 mg of dextromethorphan (DM) in each teaspoon Achieves the maximum daily dose with BID dosing As effective as codeine without narcotic side effects Safe - one ingredient - no known drug interactions

Marketing & Media Approach Supported by both professional & consumer marketing programs Consumer campaign to generate broad awareness among cough sufferers $20 million annual investment planned Will include both TV and Print advertising Professional campaign will target high volume PCPs & Pediatricians Expanded field force is fully trained and deployed Both Delsym(r) and Mucinex(r) messages are synergistic (cough suppressant and mucus out) and the products offer unique 12-hour technology platforms

Financial Projections for Delsym(r) *Source: IRI data for the 52 weeks ended 12/25/05 in the cough syrup category (F/D/Mx). Leverages existing infrastructure with minimal incremental fixed expense in SG&A Future pretax profit margin for Delsym(r) projected to be in line with Adams' base book of business at 35% Actual CY 2005 Projected Year 1 (FY 2007) Projected Year 5 (FY 2011) Market Share (IRI) 14%* 15% - 20% -- Net Factory Sales ($ millions) $38.2* $45 - $60 $90 - $110 Product Gross Margin (%) -- 60% - 65% 60% - 65% Pretax Profit Margin (%) -- 1% - 12% 30% - 40%

Humibid(r) Launch Humibid(r) is the only FDA-approved extended-release 1200 mg guaifenesin tablet Protected by NDA-status and 2 patents Humibid(r) D and DM to launch 2006E

Humibid(r) Launch Positioned against severe congestion Strongest guaifenesin product available One bi-layer tablet twice daily Located behind the counter Placement gives professionals more control Large size for flexible dispensing

David P. Becker Executive Vice President, CFO and Treasurer

Adams sold its Ft. Worth, TX manufacturing assets to Cardinal Health in April 2004 Needed to focus on selling Mucinex(r) Two years later, sales have grown from $14 million in FY 2003 to $225 million (TTM March 31, 2006) Adams Repurchases Fort Worth Plant

Adams seeks to develop a world class manufacturing operation that consistently meets customer demand for its leading respiratory medicines Oral solid guaifenesin-based products Manufacturing needs to become a core competency Make investments in people, processes and equipment Expand capacity and improve efficiencies Focus on meeting customer demand Fort Worth Plant Repurchase

Financial Terms Of Plant Buyback Upfront Payment to Cardinal $24 Remaining payments $ 4 Total Repurchase Price: $28MM Manufacturing Assets $ 7 Inventory $ 11 Non-recurring expenses $ 10 (2) (1) To be paid during FY 2007 (2) Represents a one-time pretax charge of approx. $10 million or $0.16 per diluted share to be taken in Q1FY07 for impaired assets, exit costs and termination fees. (1) ($ millions)

Strategic Supply Agreements - Granulation Capacity 3 year "take or pay" supply agreement for guaifenesin granulation at Cardinal's Winchester, KY facility Commitment for granulation capacity equivalent to $100 MM in annual revenue (years 1 & 2 of agreement) This is in addition to our Ft. Worth granulation capacity Adams committed to purchase 80% of committed volume at set price/kilo $6 MM minimum payment to Cardinal provides support for incremental $100 MM in annual revenue for Adams Payments will be charged to Cost of Goods Sold when finished product is sold to our customers We are looking to validate 3rd party suppliers for guaifenesin granulation

Strategic Supply Agreements - Packaging Capacity Annual Capacity Reservation Payments (CRPs) totaling $7.5 MM, in aggregate, over 3 years to Cardinal Prepay the processing fees for use of the committed volume Cardinal will reduce their billings to us in the amount of the prepaid CRP Guarantees Adams between $50 - $150 MM worth of revenue capacity depending on SKU utilization (years 1 & 2) Ability to contract with other third party suppliers

FY 2007 Financial Impact Cardinal Profit Split Immediately eliminates profit split payment to Cardinal Cardinal earned approximately $10 MM for contract year ended March 31, 2006 Adams now assumes direct/indirect operating costs Valued at about $5 MM for the past 12 months With TTM sales of $225 MM, net impact to Gross Margin would have been $5MM or an increase of 2.2 percentage points $5 MM is a relatively fixed amount as sales increase, overall impact to gross margin percentage lessens

Mix of product sales - particularly Mucinex(r) D, which carries a lower margin compared to the other base products Amount of product packaged in display units Potential process improvements at the Ft. Worth facility Amount of product that must be manufactured outside of Ft. Worth - at a higher cost - to meet customer demand FY 2007 Financial Impact Gross Margin for extended-release oral solid business to be influenced by: FY 2007 Estimated Gross Margin ~ 80% ~

FY 2007 Financial Impact Delsym(r) product line: GM to range between 60 - 65% Complex manufacturing process Pennkinetic(r) technology Provides barrier to entry Children's Mucinex(r) line: GM to range between 70 - 75% Unique delivery form Immediate-release products Gross Margin for other products

FY 2007 Financial Impact $3 MM - $5 MM investment planned Tablet press New blender New packaging equipment Investments will result in: Increased capacity Reduced costs Less reliance on outside suppliers Capital Expenditures Building a Core Competency in Manufacturing